Exhibit 99.2

First Quarter 2023 Earnings Organon

Disclaimer statement Cautionary Note Regarding Forward - Looking Statements Except for historical information, this press release includes “forward - looking statements” within the meaning of the safe harbo r provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations about Organon’s future financia l p erformance and prospects. Forward - looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “w ill” or words of similar meaning. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertai nti es. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties include, but are not limited to, an inability to execute on our business development strategy or real ize the benefits of our planned acquisitions; efficacy, safety, or other quality concerns with respect to marketed products, including market actions such as recalls, withdrawals, or declin ing sales; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; g ene ral economic factors, including recessionary pressures, interest rate and currency exchange rate fluctuations; general industry conditions and competition; the impact of the ongoing CO VID - 19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global tr ends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaini ng regulatory approval; the company’s ability to accurately predict its future financial results and performance; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company’s pate nts and other protections for innovative products; and the exposure to litigation, including patent litigation, and/o r regulatory actions. The company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, f uture events or otherwise. Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the company’s fi lings with the Securities and Exchange Commission ("SEC"), including the company’s Annual Report on Form 10 - K for the year ended December 31, 2022, available at the SEC’s Internet site ( www.sec.gov ). 2

Disclaimer statement, cont.

Cautionary Note Regarding Non-GAAP Financial Measures

This press release contains "non-GAAP financial measures," which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted Net Income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company's GAAP financial statements. This press release also provides certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company's financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company's results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. You should refer to Table 4 and Table 5 of this press release for relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company's full-year 2023 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company uses non-GAAP financial measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful representation of the underlying operating performance of the business.

3

ORGANON™

First quarter 2023 highlights 4 • Revenue of $1.5 billion , up 3% ex - FX • All three franchises grew, ex - FX • Adjusted EBITDA of $518 million • Diluted EPS of $0.69; Adjusted Diluted EPS of $1.08 • $250 million voluntary debt repayment • Expansion of Women's Health portfolio with strategic investment in Claria Medical, Inc. See Slides 21 - 23 of this presentation for a reconciliation of non - GAAP measures.

Each franchise contributed to growth Women's Health Biosimilars Established Brands • Growth of 3% ex - FX driven by Marvelon / Mercilion • Fertility volume growth offset by channel mix in U.S. and COVID - related lockdowns in China early in the year • Strong physician demand for Nexplanon • Double digit growth ex - FX • Continued uptake in Renflexis and Ontruzant in U.S. • Franchise continues to demonstrate stability • Delivered 1% growth ex - FX despite VBP in China and supply constraints related to market action 5

Nexplanon ® growth inflected since spin - off LTM view normalizes for tender phasing ex - US and inventory adjustments in the U.S. $ mil 6 % Product Sales Growth *LTM * LTM: “Last 12 Months” | % Growth expressed at constant currency Pre - spin

Each franchise contributed to growth Women's Health Biosimilars Established Brands • Growth of 3% ex - FX driven by Marvelon / Mercilion • Fertility volume growth offset by channel mix in U.S. and COVID - related lockdowns in China early in the year • Strong physician demand for Nexplanon • Double digit growth ex - FX • Continued uptake in Renflexis and Ontruzant in U.S. • Franchise continues to demonstrate stability • Delivered 1% growth ex - FX despite VBP in China and supply constraints related to market action 7

Established Brands sizeable and stable base of revenue, drives durable cash flow $ mil 8 % Product Sales Growth *LTM Pre - spin * LTM: “Last 12 Months” | % Growth expressed at constant currency

- 2% reported +3% ex - FX $ mil 9 Minimal LOE and VBP impact; strong volume growth (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. (1) (2) ~0 ~(30) ~100 ~(5) ~(70) ~(30) $1,567 $1,538 (3) FX ~ (450) bps headwind to growth in Q1

China grew despite VBP impact; strong APJ growth $ mil Q1 - 23 Q1 - 22 Actual VPY Ex - FX VPY Europe and Canada 400 436 (8)% (4)% United States 326 329 (1)% (1)% Asia Pacific and Japan 324 314 3% 12% China 225 236 (5)% 3% Latin America, Middle East, Russia and Africa 214 209 3% 3% Other (1) 49 43 14% 16% Total Revenues 1,538 1,567 (2)% 3% 10 ~80% of Q1 sales generated ex - US (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties.

Women’s Health Women’s Health Revenues $ mil Q1 - 23 Q1 - 22 Act VPY Ex - FX VPY Top Contraception Products Nexplanon ® 165 171 (3)% (1)% NuvaRing ® 40 41 (2)% (1)% Marvelon Œ / Mercilon Œ 37 24 58% 65% Top Fertility Products Follistim ® 55 61 (10)% (7)% Ganirelix Acetate Injection 30 30 — % 3% Other Women's Health products 54 52 4% 5% Total Women's Health 381 378 1% 3% 11 • Customer buying patterns tend to skew Q1 Nexplanon results • Strong physician demand for Nexplanon • Growth in Marvelon / Mercilon from re - acquisition of rights Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q1 - 23 Q1 - 22 Act VPY Ex - FX VPY Renflexis ® 62 46 34% 34% Ontruzant ® 21 22 (7)% (6)% Brenzys Œ 19 14 31% 36% Aybintio Œ 10 10 6% 11% Hadlima Œ 5 6 (20)% (16)% Biosimilars 116 99 18% 20% 12 • Double digit growth for Renflexis five + years after launch • Ontruzant growth in US tempered by competitive pressures in Europe and phasing/timing of sales in Brazil • Brenzys growth driven by timing of government purchases in Brazil Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Revenues $ mil Q1 - 23 Q1 - 22 Act VPY Ex - FX VPY Cardiovascular 384 410 (6)% — % Respiratory 292 305 (4)% 1% Non - Opioid Pain, Bone & Dermatology 186 201 (8)% (3)% Other 141 136 3% 10% Total Est. Brands 1,002 1,053 (5)% 1% 13 • Modest growth despite VBP and market action • Strong growth in China and APJ regions • Expect generally flat performance in 2023 on a constant currency basis Totals may not foot due to rounding .

P&L reflects upcoming launches and pipeline development $ mil Q1 - 23 Q1 - 22 Actual VPY Revenue 1,538 1,567 (2) % Cost of sales 580 561 3 % Gross profit 958 1,006 (5) % Non - GAAP Adjusted Gross profit (1) 1,003 1,042 (4) % Selling, general and administrative 435 371 17 % R&D 129 96 34 % Acquired IPR&D and milestones 8 — NM Total research and development 137 96 43 % Adjusted EBITDA (2) 518 647 (20) % Diluted Earnings per Share (EPS) (3) 0.69 1.36 (49) % Non - GAAP adjusted diluted EPS (3) 1.08 1.65 (35) % Per share impact to diluted EPS from acquired IPR&D and milestones 0.03 — NM Gross margin 62.3% 64.2 % Non - GAAP Adjusted Gross margin (1) 65.2% 66.5 % Adjusted EBITDA margin (2) 33.7% 41.3% 14 (1) See Slide 21 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit. (2) See Slide 23 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures. (3) See Slide 21 of this presentation for a reconciliation of diluted EPS to non - GAAP adjusted diluted EPS.

15 Net Leverage of ~4.0x; $450M voluntary prepayments since spin Voluntary debt repayment of $250M in first quarter $ mil Jun 2021 Dec 2021 Dec 2022 Mar 2023 Cash (available to Organon) (1) 330 737 706 459 Gross Debt (2) 9,348 9,134 8,913 8,711 Net Debt (2) 9,018 8,397 8,207 8,252 (1) The June 30, 2021 Cash and cash equivalents balance was $730 million. Cash (available to Organon) excludes $400 million fro m Merck, which was used for the purchase of inventory from Merck upon exit of certain Interim Operating Model arrangements. (2) Debt figures are net of discounts and unamortized fees of $135 million, $124 million, $105 million and $97 million as of Jun e 30, 2021, December 31, 2021, December 31, 2022 and March 31, 2023, respectively.

On target to generate > $1B of free cash flow before one - time charges in 2023 16 (1) Free cash flow represents net cash flows provided by operating activities plus capital expenditures, acquired in - process researc h and development, and the effect of exchange rate changes on cash and cash equivalents. in $ millions Q1 2023 Adjusted EBITDA $518 Less: Net cash interest expense (65) Less: Cash taxes (61) Less: Change in NWC (207) Less: CapEx (23) Free Cash Flow Before One Time Costs $162 Less: One time costs (82) Free Cash Flow (1) $80 Largely driven by: • Accrual drawdown for employee - related incentive payments (~$110M) • Typical seasonal fluctuation in cash - cycle working capital (~$80M or ~ 4% movement in net working capital)

[Organon] Confidential $ mil 17 Continued solid volume growth, partly offset by VBP, LOE and price; limited FX headwinds 500 - 600 (3) $6,174 $6,150 - $6,450 (50) - (75) (125) - (175) (75) - (125) (25) - (50) (50) - (100) (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. (1) (2) Flat to +4.5% reported FX ~ (80) - (160) bps headwind to growth in 2023

FY 2023 guidance ranges

Provided on a Non- GAAP basis, except Revenues	Prior guidance	Current guidance
Revenue	**$6.150 - $6.450 billion**	**Unchanged**
Adjusted gross margin	Low - mid 60% range	Unchanged
SG&A (as % of revenues)	Mid 20% range	Unchanged
R&D (as % of revenues)	Upper single-digit	Unchanged
Adjusted EBITDA margin	**31.0% - 33.0%**	**Unchanged**
Interest expense	~$510 million	~$515 million
Depreciation	~$130 million	Unchanged
Effective non-GAAP tax rate	19.0% - 21.0%	Unchanged
Fully diluted weighted avg. shares outstanding	~255 million	~257 million

18

ORGANON™

Q&A

Appendix

Gross margin reconciliation 21 Three Months Ended March 31, 2023 Unaudited, $ in millions GAAP Spin Related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,538 $ 1,538 Cost of sales 580 (10) — (4) (29) (2) 535 Gross profit 958 1,003 Gross margin 62.3% 65.2 % Selling, general and administrative 435 (46) — (15) — (1) 373 Research and development 129 (3) — (3) — — 123 Acquired in - process research and development and milestones 8 — — — — — 8 Restructuring costs 4 — (4) — — — — Interest expense 132 — — — — — 132 Exchange losses (gains) 9 — — — — — 9 Other expense, net 6 (6) — — — — — 1,303 1,180 Income from operations before income taxes 235 358 Taxes on income 58 13 1 4 6 — 82 Net income $ 177 $ 276 Earnings per Share - Diluted $ 0.69 $ 1.08 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck and Other primarily includes inventory step - up amortization and legal reserves .

Gross margin reconciliation 22 Three Months Ended March 31, 2022 Unaudited, $ in millions GAAP Spin Related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,567 $ 1,567 Cost of sales 561 (4) — (3) (28) (1) 525 Gross profit 1,006 1,042 Gross margin 64.2% 66.5 % Selling, general and administrative 371 (25) — (10) — — 336 Research and development 96 (3) — (2) — (1) 90 Interest expense 97 — — — — — 97 Exchange losses (gains) (4) — — — — — (4) Other expense, net 4 (6) — — — — (2) 1,125 1,042 Income from operations before income taxes 442 525 Taxes on income 94 4 — 2 5 — 105 Net income $ 348 $ 420 Earnings per Share - Diluted $ 1.36 $ 1.65 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck and Other primarily includes inventory step - up amortization and legal reserves .

Income from operations before income taxes to Adjusted EBITDA Unaudited, $ in millions Q1 - 2023 Q1 - 2022 Income from operations before income taxes 235 442 Depreciation 28 25 Amortization 29 28 Interest expense 132 97 EBITDA 424 592 Restructuring costs 4 — One - time costs (1) 68 40 Stock - based compensation 22 15 Adjusted EBITDA 518 647 Adjusted EBITDA margin 33.7% 41.3% 23 (1) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

Franchise performance $ mil Q1 - 2023 Q1 - 2022 Actual VPY Ex - FX VPY Women’s Health 381 378 1% 3% Biosimilars 116 99 18% 20% Est. Brands 1,002 1,053 (5)% 1% Other (1) 39 37 3% 2% Total Revenues 1,538 1,567 (2)% 3% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. 24

Number of products 13 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 25 TM TM

Free cash flow providing opportunity for meaningful business development in growth pillars

Commercialized/soon to be commercialized asset

Licensing Agreement for *Xaciato*™ (clindamycin phosphate vaginal gel, 2%) March 2022	**Bacterial Vaginosis Gel** **FDA-approved** for BV in females 12 and over, the most common cause of vaginits worldwide estimated to affect **approximately 21 million women in the US.**[1]
***Marvelon*™** (desogestrel and ethinyl estradiol) and ***Mercilon*™** (desogestrel and ethinyl estradiol) February 2022	**Contraception** **Expanding portfolio** - recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Alydia Health/JADA® System June 2021	**Medical Device** Postpartum hemorrhage - one of the most common complications of birth, **requiring pharmacologic treatment in up to 10% of mothers**[2]

Building a pipeline

Claria Medical January 2023	**Medical Device** Being studied for use during minimally invasive laparoscopic hysterectomy - **one of the most commonly performed surgeries** for women
Cirqle Biomedical July 2022	**Contraception** **Expanding portfolio** - preclinical, non-hormonal contraceptive candidate, large, unmet need for non-hormonal contraception
Licensing Agreement for biosimilar candidates referencing *Perjeta*[3] and *Prolia*[3]/*Xgeva*[3] through Shanghai Henlius June 2022	**Biosimilar Candidates for Osteoporosis and Breast Cancer** Exclusive **global commercialization rights** except for China; including Hong Kong, Macau and Taiwan
Licensing Agreement for Ebopiprant July 2021	**Pre-term Labor** **15 million babies (11.1% of all live births)** born pre-term every year [4]
Forendo Pharma December 2021	**Endometriosis** Clinical stage / Phase 2a/2b - **chronic condition that affects up to 1 in 10 of reproductive age women / girls globally**[5]

(1) Centers for Disease Control and Prevention Bacterial Vaginosis CDC Fact Sheet: https://www.cdc.gov/std/bv/stdfact-bacterial-vaginosis
(2) Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752
(3) Perjeta is a trademark registered in the U.S. in the name of Genentech, Inc.; Prolia and Xgeva are trademarks registered in the U.S. in the name of Amgen Inc
(4) WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth
(5) WHO Key Facts, 2023: .https://www.who.int/news-room/fact-sheets/detail/endometriosis

26

ORGANON™